Exhibit 99.1

Q3 2018 Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s inability to negotiate our fees with investors for the purchase of our loans, our obligation to indemnify purchasers or to repurchase the related loans, higher rate of delinquencies and defaults as a result of the geographic concentration of our servicing portfolio, or the impact of interest rates on the value of our mortgage servicing rights; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions or consolidations; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the effects of tax legislation or challenges to our tax position; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; changes in the Company’s management personnel and the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. 2 Forward-Looking Statements

3 About Non-GAAP Financial Measures Certain of the financial measures and ratios we present, including “average tangible assets,” “return on average tangible assets,” “return on average tangible common equity,” “tangible common book value per share,” “tangible common equity,” “Non-interest expense to average assets, adjusted,” “adjusted non-interest expense to average assets,” “adjusted efficiency ratio,” “adjusted net income,” “adjusted earnings per share,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix.

A Foundation for Growth

Company Overview

- Began banking operation in 2010 with four acquisitions in first 12 months, with six acquisitions to date
- Created meaningful scale and market share in attractive markets of Colorado and Greater Kansas City Region
- Closed Peoples, Inc. acquisition on January 1, 2018 and added $842 million in total assets, with approximately 2 years TBV crossover payback and greater than 20% IRR
- Growing a granular and well diversified loan portfolio with self-imposed concentration limits to protect against downside risk to any particular industry or real estate sector
- Attractive low-cost deposit base
- Strong expense management, decreasing expenses 36% during the past five years, adjusted for acquisition expenses(1)
- Opportunistic manager of capital
  - Successfully repurchased 50.9% of shares or $534 million since early 2013 at a weighted average price of $20.03
  - Steadily increased dividend to $0.17 per share, a 240% increase in past 2 years

NBHC Snapshot

Stock Price/52-Week Range	$33.76 / $30.33-$41.44
Total Shareholder Return(2)	
- NBHC	5.12%
- KRX Index	(7.72%)
BV/Share	$21.88
TBV/Share(3)	$18.04
TBV/Share with Excess Accretable Yield(3)(4)	$18.80
Market Capitalization	$1.0bn
Assets	$5.6bn
Loans	$3.9bn
Deposits	$4.6bn
Banking Centers	104
YTD18 ROAA/YTD18 ROATA Adjusted(3)	1.06% / 1.27%
FY17 ROAA/FY17 ROATA Adjusted(3)	0.31% / 0.82%
YTD18 ROAE/YTD18 ROATCE Adjusted(3)	9.02% / 12.94%
FY17 ROAE/FY17 ROATCE Adjusted(3)	2.67% / 7.75%
Strong Capital – Leverage Ratio/Total Risk-based Capital Ratio	10.31% / 13.75%

Note: Market and share repurchase data through 31-October-2018; financial information as of and for the year ended 30-September-18

(1) Adjusted for acquisition-related expenses through 31-December-17.

(2) Total shareholder return period 31-December-2017 through 31-October-2018.

(3) Please see the appendix for a reconciliation to this non-GAAP measure including the adjustments to the most directly comparable GAAP measure.

(4) TBV / share + net present value (5% discount rate) of excess after-tax accretable yield share as of September 30, 2018. Excess after-tax accretable yield defined as total accretable yield less 5.0%. This results in an additional $0.76 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

National Bank Holdings Corporation

4

$1.26 2015 2016 2017 Adjusted YTD18 Adjusted 15.3% 69.5% 72.4% 81.0% 6.0% 47.5% 50.1% 38.5% 2015 2016 2017 31-Oct-18 NBHC KRX 1.29% 5.04% 2015 2016 2017 Adjusted YTD18 Adjusted 7.75% Fully Diluted EPS 5 Steady Progress Towards Long-term Profitability Targets ROATA (1) Adjusted for Peoples acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See the Appendix for a reconciliation to this non-GAAP measure. ROATCE Cumulative Total Shareholder Return 0.17% 0.82% 2015 2016 2017 Adjusted YTD18 Adjusted $0.53 $0.14 $0.79 0.57% (1) (1) (1) $1.61 (1) 12.94% 1.27% (1) (1)

Key Actions and Results

- Accelerated growth
  - Record new commercial loan originations of $822 million over the past twelve months
  - Grew revenue $20 million, or 41%, year-over-year
  - Originated and acquired[4] loans grew 9.3% annualized, linked quarter, due to organic loan growth
  - YTD cost of deposits increased just 0.02% year-over-year
  - Expanded NIM 0.39% to 3.92% year-over-year
  - Increased fee income 83.6% year-over-year with the addition of an in-market mortgage origination business
  - Average non-interest bearing deposits of $1.1 billion, increased $27.6 million, or 10.3%, annualized, linked quarter
  - Relationship banking focused strategies
- Expanded efficiency initiatives
  - Strong expense management culture
  - Consolidated or sold 18 banking centers, or 17% of our franchise, since mid-2015
  - On pace to exceed announced cost saves from the Peoples merger
- Managed capital opportunistically
  - Closed $146 million acquisition of Peoples, Inc. on January 1, 2018
  - Steadily increased dividend to $0.17 per share, a 240% increase in past 2 years
  - Repurchased $534 million of shares at a weighted average price of $20.03 since early 2013

Record $822 million in commercial loan originations (TTM[3])

2017: $605 million
2016: $498 million
2015: $552 million

Originated and Acquired[4] Loan Growth 27.9% (YoY)

$835 million originated and acquired loan growth[4]

Annualized Q3 2018 Non-Interest Bearing Deposit Growth of 10.3%[2] (linked QTD)

Non-Interest Expense Reduction



36% decrease
$210
$184
$150
$158
$136
$134
FY12
FY13
FY14
FY15
FY16
FY17 Adjusted(1)

Non-Performing Asset Composition[5]



1.61%
0.24%
0.47%
0.44%
0.46%
0.99%
0.06%
0.41%
0.05%
0.47%
1.51%
0.76%
0.45%
0.02%
0.28%
YE16
YE17
3Q18
OREO transferred in from 310-30 loans
Acquired NPLs and OREO
Non-performing energy loans
Non-performing loans, excluding energy

Buybacks $534 million

- 51% Shares repurchased since early 2013 @ average price of $20.03
- Increased dividend 220% in past two years

(1) Adjusted for $2.7mm Peoples acquisition-related expenses
(2) Q3 2018 annualized
(3) TTM – Trailing Twelve Months
(4) Acquired loans not accounted for under 310-30
(5) Ratio of non-performing assets to total loans and OREO totaled 1.51%, or 0.76% excluding OREO transferred from 310-30 loans. During Q2-18, one large acquired 310-30 problem loan was transferred to OREO as part of the asset resolution process.

National Bank Holdings CORPORATION

6

Investment Highlights

1 Attractive Markets[1]

Colorado
- 2nd strongest state economy
- 3rd best state for business
- Denver/Colorado Springs: #1/#2 Best Place to Live

Kansas City Region
- #2 Best City for Jobs
- 4th "Hot Startup" City

Texas
- Dallas: #3 fastest growing city
- Austin: #1 Best Place to Live

2 Focused Relationship Banking Model

- Business model focused on small-to-medium sized businesses and individuals
- Relationship banking strategies driving new loan originations and low-cost deposit growth

3 Track Record of Growth and Improving Profitability

- Granular and diversified loan portfolio well positioned to absorb future stress
- Sustained improvement in ROATA and ROATCE profitability with a strong outlook
- Strong capital structure with sufficient excess capital to support growth

4 Demonstrated Steward of Shareholder Capital

- Outsized total shareholder returns vs. KRX Index
- Proven ability to be disciplined in accretive acquisitions and opportunistic in share buybacks
- History of increasing dividends

5 Experienced Management Team

- Experienced and respected management team and board of directors

(1) Sources: U.S. Census Bureau, Business Insider, CBS Money Watch, Entrepreneur Magazine, Forbes, WalletHub, CNBC, U.S. News and World Report

National Bank Holdings CORPORATION

7

CO KS NM MO AlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerqueAlbuquerque Kansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas CityKansas City Colorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado SpringsColorado Springs WichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichitaWichita LawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrenceLawrence Santa FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta FeSanta Fe DenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenverDenver Fort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort CollinsFort Collins TaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaosTaos TX Dallas Austin 35 70 70 76 10 20 35 ..47 banking centers ..Ranks #5 in deposit market share in Kansas City MSA for local banks ..Expanded presence in Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth(2) ‒Overland Park experienced 20% population growth from 2000 to 2015(3) ‒7.5% projected employment growth(3) ‒Low unemployment rate of 3.6% (3) ..Expansion into college town markets of Lawrence, KS and Ottawa, KS ..Population: Metro KC – 2.1 million ..Favorable demographics vs. national levels ..Business Climate & Recognition ‒#2 Best City for Jobs (CBS MoneyWatch) ‒4th “Hot Startup” City (Entrepreneur Magazine) ‒#15 on “50 Best Cities to Live” List (Bloomberg) ‒#2 “Top Five Cities with Up-and- Coming Downtown” (Fortune) 8 NBHC Markets and Family of Brands ONE Charter, THREE Flags Attractive and Growing Markets External source: SNL Financial. Deposit data as of 30-Jun-2018 (1) Colorado State Demography Office –“Colorado's 2016 Population & Economic Overview” (2) Ranking based on aggregate population growth for 2019 – 2024 (3) Overland Park Chamber of Commerce, June 2017 ..3 commercial banking locations in Texas ..5 banking centers in New Mexico ..Business Climate & Recognition ‒Dallas: #3 Fastest Growing City (Forbes) ‒Austin: #1 “Best Place to Live” (WalletHub) ..50 banking centers ..Ranks #3 in deposit market share in the state of Colorado for local banks ..#3 market share in the fast growing Colorado Springs MSA for local banks ..Population: Front Range – 4.7 million ..The Front Range contributed 96% of Colorado’s population growth between 2010 and 2015(1) ..Favorable demographics vs. national levels ..Business Climate & Recognition ‒Denver #1 Best Places to Live (U.S. News) ‒Colorado Springs # 2 Best Places to live (U.S. News) ‒2nd Strongest State Economy in the U.S. (Business Insider) ‒#1 in Labor Supply (Forbes) ‒3rd Best State for Business (CNBC)

9 We Operate in Very Attractive Markets                          %%% 

$1,011 $1,403 $1,883 $2,385 $2,715 $3,058 $3,830 $822 $451 $280 $203 $146 $121 $75 4QE12 4QE13 4QE14 4QE15 4QE16 4QE17 3QE18 Originated and Acquired loans not accounted for under 310-30 310-30 loans $88 $281 $477 $552 $498 $605 $822 FY12 FY13 FY14 FY15 FY16 FY17 3QE18 Total Loans(1) 10 Organic Loan Growth is Accelerating Total Loan Composition New Commercial Loan Originations ($ in millions; totals in billions) $3.2 $2.9 .. Portfolio built on a relationship banking strategy targeted at full-service lending, depository and treasury management relationships. .. Commercial loan originations totaled $822 million for the trailing twelve months. .. Acquired ASC 310-30 loans decreased 40.3% from the prior year to $75 million. Comments $3.9 ($ in millions) $2.6 $1.8 $1.9 $2.2 TTM (1) Excludes loans held-for-sale C & I 46% Owner Occupied CRE 15% CRE 15% Acquired 310- 30 Loans 2% Resi Mortgage 21% Other Consumer 1%

Uniquely Diversified $3.9 Billion Loan Portfolio

Concentrations



Consumer 21.8%
C&I and Owner Occupied CRE 62.7%
Non Owner-Occupied 15.5%
1%
2%
12%
19%
9%
6%
3%
2%
2%
2%
5%
3%
4%
4%
3%
3%
10%
1%
1%
2%
2%
3%
1%

C&I and Owner Occupied CRE , 62.7%

- Government & Municipal, 11.8%
- Financial Services/Lender Financing, 9.2%
- Agriculture, 5.6%
- Equipment Leasing, 4.9%
- Educational Services, 3.6%
- Manufacturing, 3.2%
- Real Estate Rental & Leasing, 3%
- Restaurant, 2.9%
- Construction Companies, 2.5%
- Retail Trade, 2.3%
- Transportation & Warehousing, 1.2%
- Wholesale Trade, 1.1%
- Oil & Gas, 1.1%
- All Other C&I, 10.3%

Non Owner Occupied, 15.5%

- Hotel & Lodging, 4%
- Office, 2.9%
- Multifamily, 2%
- Commercial Construction, 1.7%
- Land Development, 1.6%
- All Other, 3.3%

Consumer, 21.8%

- Residential Sr. Lien, 18.7%
- Residential Jr. Lien, 2.4%
- Consumer, 0.7%

Granular and Well Diversified Loan Portfolio

- Self-imposed concentration limits ensure a granular and diverse loan portfolio and protects against downside risk to any particular industry or real estate sector.
- Individual lending segments are limited to no more than 15% of total loan commitments, with the majority being 10% or less.
- Non owner-occupied CRE is 101% of risk-based capital and no specific property type exceeds 4%.

Portfolio Characteristics

- New Commercial loans originated YTD:
  - Average funding of $930K
  - Weighted average commitment, including unused, of $1.13 million
- Residential loans originated YTD:
  - Average funding of $116K
  - Average FICO of 751
  - Average LTV of 53%
- Top 25 originated relationships as of Sept. 2018:
  - Average funded balance of $17.7 million
  - Average commitment of $22.9 million

National Bank Holdings CORPORATION

11

Stable Credit Quality

($ in millions)

Strong Credit Quality on $3.8 Billion of Originated and Acquired[(1)] Loans

Annualized Net Charge-offs



.12%
.85%
.75%
.10%
.38%
.26%
.12%
.00%
.04%
(.04)%
YE15
YE16
YE17
YTD18
Energy Charge-offs
Non Energy Charge-offs

Allowance for Loan Losses[(2)]



1.09%
.16%
.93%
1.07%
.10%
.97%
1.02%
.02%
1.00%
.88%
.01%
.87%
YE15
YE16
YE17
3Q18
Non Energy ALLL
Energy Related ALLL

Provision for Loan Losses on Originated and Acquired[(1)] Loans

Change in Allowance[(2)]



Net charge-offs, excluding Energy
Energy net charge-offs
Energy Provision
Non Energy Provision
$9
$4
$8
$(3)
$2
$19
$7
$(22)
$(2)
$2
$4
$9
($8)
($3)
$2
$3
$1
($1)
($1)
FY15
FY16
FY17
YTD18

Provision for Loan Losses as a % of Originated and Acquired[(1)] Loans



Energy Provision
Non Energy Provision
.51%
.09%
.42%
.90%
.70%
.20%
.43%
.28%
.15%
.09%
.14%
(.05)%
FY15
FY16
FY17
YTD18

High Yielding $75 Million 310-30 Loan Pools

Accretable Yield Reclassification Life-to-Date



$ 255
$ 24
$231
Inc. in Accretable Yield (Recog. Over Time)
Impairments (310-30 Provision)
Net Economic Impact

(1) Acquired loans not accounted for under 310-30
(2) Does not include $9.2 million of purchase accounting marks
(3) Annualized

Stable Asset Credit Quality

- Low historical originated and acquired net charge offs – 2015: 0.12%, 2016: 0.85% / 0.10% (excluding energy), 2017: 0.38% / 0.12% (excluding energy), and 2018 YTD: 0.00% / 0.04% (excluding energy).[(3)]
- Allowance for loan losses as a percentage of originated and acquired[(1)] loans at 0.88% compared to 1.02% at Q4 2017, and decreased as the acquired loans from the Peoples acquisition were recorded at fair value.
- Added a net $8.1 million to accretable yield for the acquired loans accounted for under ASC 310-30 during first nine months 2018.

National Bank Holdings CORPORATION

12

Credit Quality Remains Strong

($ in millions)

Non-performing Loans



0.57%
0.57%
0.99%
0.56%
1.07%
0.65%
0.66%
0.62%
0.63%
0.61%
$10.8
$12.0
$13.6
$12.6
$18.1
$19.4
$1.6
$23.6
$0.8
YE14
YE15
YE16
YE17
3Q18
Non-performing loans excl. energy
Non-performing loans excl. energy as a % of total loans excl. energy
Non-performing energy loans
Non-performing loans % of total loans

Originated and Acquired Classified Loans



2.1%
1.6%
2.7%
2.1%
2.3%
1.9%
1.1%
1.1%
1.3%
1.3%
$12.7
$27.2
$16.1
$49.4
$12.6
$49.7
$1.6
$33.4
$0.8
$20.2
$30.2
YE14
YE15
YE16
YE17
3Q18
Energy Loans
Acquired loans (Peoples)
Loans excluding energy and Peoples
Loans excl. Energy as a % of Originated and Acquired Loans
% of Originated and Acquired Loans

Non-performing Assets



4.73%
4.73%
1.81%
1.44%
1.61%
1.21%
0.99%
0.95%
1.51%
1.51%
$4.5
$36.3
$4.6
$12.0
$30.8
$7.0
$12.6
$26.8
$1.8
$1.6
$28.0
$29.8
$29.0
$0.8
YE14
YE15
YE16
YE17
3Q18
OREO transferred in from 310-30 loans
Non-performing energy assets
Non-performing assets excl. energy and 310-30 OREO
Non-performing assets % of loans/OREO
Non-performing asset excl. energy as a % of total loans/OREO excl. energy

Non-performing Asset Composition

- **Ratio of non-performing assets to total loans and OREO totaled 1.51%, or 0.28% excluding acquired loans/OREO and energy loans as of September 30, 2018**



1.61%
0.24%
0.47%
0.44%
0.46%
0.99%
0.05%
0.41%
0.06%
0.47%
1.51%
0.76%
0.45%
0.28%
0.02%
YE16
YE17
3Q18
OREO transferred in from 310-30 loans
Acquired NPLs and OREO
Non-performing energy loans
Non-performing loans, excluding energy

OREO has been a source of income with net gains of $4.2 million and $4.4 million during FY17 and FY16

Increase due to one large acquired 310-30 problem loan transferred out of 310-30 loans to OREO as part of the asset resolution process.

National Bank Holdings CORPORATION

13

$2.4 $2.4 $2.5 $2.7 $2.9 $3.5 $1.6 $1.4 $1.3 $1.2 $1.1 $1.1 2013 2014 2015 2016 2017 3Q18 Average Transaction Deposits Average Time Deposits 14 Growing Low Cost Transaction Accounts Deposit Composition Low Cost Deposits ($ in billions) 0.00% 0.25% 0.50% 1.50% 2.25% 0.18% 0.18% 0.19% 0.22% 0.26% FY14 FY15 FY16 FY17 3Q18 Fed Funds Rate Cost of Transaction Deposits Cost of Deposits .. Average transaction deposits remain strong in attractive markets of Colorado, Greater Kansas City Region and Texas. Peoples added attractive low cost deposit presence in New Mexico as well. .. Average transaction deposits totaled $3.5 billion, increasing 4.0% YoY, adjusting for Peoples deposits. .. Cost of Deposits increased 2 basis points YTD YoY. .. Mix of deposits continues to improve. Strong Transaction Deposit Growth Growing Low Cost Transaction Accounts 30% 33% 33% 35% 38% 34% 36% 37% 37% 38% 33% 28% 26% 24% 21% 3% 3% 4% 4% 3% $3.8 $3.8 $3.9 $4.0 $4.6 0% 50% 100% YE14 YE15 YE16 YE17 3Q18 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 70% Non- Time 64% Non- Time 69% Non- Time 72% Non- Time 76% Non- Time 0.37% 0.36% 0.36% 0.41% 0.47%

Financial Overview 15

3Q18 Review

Net Interest Income

Net Interest Income(1)



$159.6
$149.7
$152.2
$150.1
FY15
FY16
FY17
YTD18

Net Interest Margin(1)



3.60%
3.49%
3.50%
3.92%
FY15
FY16
FY17
YTD18

Net Interest Income Sensitivity(2)

Well positioned to benefit from rising rate environment



-5.42%
-7.75%
3.49%
4.82%
6.84%
6.93%
-100 bps
+100 bps
+200 bps
30-Sept-18
31-Dec-17

Comments

- **Fully taxable equivalent net interest income totaled $150.1 million, increasing $36.4 million YoY, driven by average earning assets growth of $819.2 million due to originated loan growth and acquired earnings assets from the Peoples acquisition.**
- **The YTD 2018 net interest margin (FTE) widened 0.39% to 3.92% YoY, due to a 0.41% increase in the earning assets yield, partially offset by an increase in cost of deposits of 0.02%.**
- **Variable pricing loans set to reset within 3 months make up approximately 50% of total loans.**

(1) Presented on a fully taxable equivalent basis using the statutory rate of 35% for periods prior to 2018 and 21% for 2018.
(2) 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio.

National Bank Holdings CORPORATION

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$181 $153 $132 $131 $101 $136 $2 $8 $5 $136 $137 FY12 FY15 FY16 FY17 YTD17 YTD18 Non-Interest Expense Acquisition Costs Problem Asset Workout $1 Non-Interest Income Non-Interest Expense Efficiency Ratio(1) NIE / Average Assets 3Q18 Review (cont’d) Non-Interest Income and Expense 17 $40 $39 $30 $55 FY16 FY17 YTD17 YTD18 68.79% 66.97% 68.00% 66.51% FY16 FY17 YTD17 YTD18 (1) Ratio represents non-GAAP financial measure. See Appendix for a reconciliation to this non-GAAP measure. The efficiency ratio represents non-interest expense, less intangible asset amortization, as a percentage of net interest income on a FTE basis plus non-interest income. (2) Adjusted for Peoples acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See Appendix for a reconciliation to this non-GAAP measure. (2) $146 $2 $103 $1 $29 $210 $158 $4 $4 2.92% 2.97% 2.93% 3.31% FY16 FY17 YTD17 YTD18(2) (2)(2)(2) (2)

18 Conservative Investment Portfolio ($ in millions) Investments by Asset Class(1) (3Q18) 28% 2% 69% 1 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Portfolio Summary(1) .. 99.9% of portfolio is U.S. agency backed .. Duration contained at 3.1 years .. OCI fluctuations minimized by 23% of portfolio in Held-To-Maturity .. Investment portfolio mainly in run-off mode since Q4-13; using cash flows to fund loan growth .. Stable yields helped by limited price premium (1) Excludes $15mm and $17mm of FHLB / FRB stock as of 30-Sept-18 and 30-June-18, respectively. 30-Sept 18 30-Jun 18 Book Value Available-for-Sale $827 $884 Held-to-Maturity 249 261 'Locked in' Gains (HTM) 4 5 Total Book Value $1,080 $1,150 Available-for-Sale Unrealized Gains / (Losses) (31) (27) Held-to-Maturity Unrealized Gains / (Losses) (7) (6) Fair Market Value of Portfolio $1,042 $1,117 Portfolio Yield (spot) 2.33% 2.32% Portfolio Duration 3.1 3.1 Weighted Average Life 3.4 3.4

19 Long-Term Financial Goals Assets ~$6bn–$8bn Efficiency Ratio (Excludes Residential Mortgage Business) <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio Approximation 30% Tier 1 Leverage 9%

20 Appendix

21 NBHC Management Team .. Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business .. Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (36 years in banking) .. Head of Business Services Credit at Regions Financial .. Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (33 years in banking) .. Partner with law firm Stinson Leonard Street LLP .. Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (22 years in legal and banking) .. Senior Vice President, Treasurer at NBHC (7 years) .. Vice President, Assistant Treasurer at M&I Bank .. Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Aldis Birkans Chief Financial Officer (19 years in financial industry)

22 Accomplished Board of Directors Name Title Experience Tim Laney Chairman, President and CEO . Former Senior EVP and Head of Business Services of Regions Financial .. Former EVP and Management Operating Committee member at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee .. Former Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee .. Former Senior Managing Director at Ernst & Young Corporate Finance LLC .. Former Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director . Former Banking and Securities Commissioner for the State of Colorado .. Former President of the North American Securities Administrators Association Micho Spring Director . Chair of Global Corporate Practice of Weber Shandwick .. Former CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee .. Former EVP and Director of Mergers and Acquisitions of BB&T .. Former President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director . CEO of DHI Group, Inc. (NYSE: DHX) .. Former CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space .. Member of the University of Delaware Cyber Security Initiative Advisory Council

Beneficial Ownership (as of 9/30/18) 23 Management & Directors _______ (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested PSUs. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 30,759,595 shares of Class A common stock outstanding and entitled to vote and 156,014 shares of unvested restricted stock entitled to vote. In Process – Emailed Jared NBHC Management and Directors Beneficial Ownership(1) Percent of Class(2) G. Timothy Laney 1,101,392 3.49% Aldis Birkans 37,475 0.12% Richard U. Newfield, Jr. 239,038 0.77% Zsolt K. Besskó 45,659 0.15% Ralph W. Clermont 74,167 0.24% Robert E. Dean 39,314 0.13% Fred J. Joseph 11,359 0.04% Micho F. Spring 48,982 0.16% Burney S. Warren, III 51,306 0.17% Art Zeile 6,537 0.02% All current NBHC management and directors as a group (10 persons) 1,655,229 5.20%

25 Reconciliation of Non-GAAP Measures ($ in millions, except per share) As of and for the nine months ended As of and for the year ended 30-Sep-18 31-Dec-17 Net income 44.2$ 14.6$ Add: impact of core deposit intangible amortization expense, after tax 1.4 3.2 Net income adjusted for impact of core deposit intangible amortization expense, after tax 45.6$ 17.8$ Average assets 5,603.2$ 4,705.2$ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (119.0) (52.9) Average tangible assets (non-GAAP) 5,484.1$ 4,652.3$ Average shareholders' equity 655.6$ 546.7$ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (119.0) (52.9) Average tangible common equity (non-GAAP) 536.5$ 493.8$ Return on average assets 1.06% 0.31% Return on average tangible assets (non-GAAP) 1.11% 0.38% Return on average equity 9.02% 2.67% Return on average tangible common equity (non-GAAP) 11.36% 3.61% Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: Interest income 163.6$ 164.4$ Add: impact of taxable equivalent adjustment 3.3 5.9 Interest income, fully taxable equivalent (non-GAAP) 166.9$ 170.3$ Net interest income 146.8$ 146.3$ Add: impact of taxable equivalent adjustment 3.3 5.9 Net interest income, fully taxable equivalent (non-GAAP) 150.1$ 152.2$ Average earning assets 5,124.5$ 4,353.3$ Yield on earning assets 4.27% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.35% 3.91% Net interest margin 3.83% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 3.92% 3.50%

26 Reconciliation of Non-GAAP Measures ($ in millions, except per share) Adjusted Financial Results As of and for the nine months ended As of and for the year ended 30-Sep-18 31-Dec-17 Adjustments to net income: Net income 44.2$ 14.6$ Adjustments (non-GAAP)(1) 6.3 20.4 Adjusted net income (non-GAAP) 50.5$ 35.0$ Adjustments to earnings per share: Earnings per share 1.41$ 0.53$ Adjustments (non-GAAP)(1) 0.20 0.73 Adjusted earnings per share - diluted (non-GAAP)(1) 1.61$ 1.26$ Adjustments to return on average tangible assets: Adjusted net income (non-GAAP)(1) 50.5$ 35.0$ Add: impact of core deposit intangible amortization expense, after tax 1.4 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax(1) 51.9$ 38.3$ Average tangible assets (non-GAAP) 5,484.1$ 4,652.3$ Adjusted return on average tangible assets (non-GAAP) 1.27% 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax(1) 51.9$ 38.3$ Average tangible common equity (non-GAAP) 536.5 493.8 Adjusted return on average tangible common equity (non-GAAP) 12.94% 7.75% (1) Adjustments: Non-interest expense adjustments: Acquisition-related 8.0$ 2.7$ Bonus accrual — 0.5 Total pre-tax adjustments (non-GAAP) 8.0 3.2 Collective tax expense impact (1.7) (1.2) Deferred tax asset re-measurement — 18.4 Adjustments (non-GAAP) 6.3$ 20.4$

27 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) Adjusted Financial Results, continued As of and for the year ended 30-Sep-18 30-Sep-17 31-Dec-17 Adjustments to efficiency ratio: Efficiency ratio, FTE 70.38% 68.48% 68.63% Adjustments (non-GAAP)(1) 8.0$ 0.7$ 3.2$ Efficiency ratio, adjusted (non-GAAP) 66.51% 68.00% 66.97% Adjustments to non-interest expense: Non-interest expense 146.5$ 102.7$ 136.7$ Adjustments (non-GAAP)(1) 8.0 0.7 3.2 Adjusted non-interest expense (non-GAAP) 138.5$ 102.0$ 133.5$ Non-interest expense to average assets, adjusted (non-GAAP) 3.31% 2.93% 2.97% (1) Adjustments: Non-interest expense adjustments: Acquisition-related 8.0$ 0.7$ 2.7$ Bonus accrual — - 0.5 Total pre-tax adjustments (non-GAAP) 8.0 0.7 3.2 Collective tax expense impact (1.7) (0.3) (1.2) Deferred tax asset re-measurement — - 18.4 Adjustments (non-GAAP) 6.3$ 0.4$ 20.4$ As of and for the nine months ended

28 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except share and per share) 30-Sep-18 Tangible common equity calculations: Total shareholders' equity $ 673.1 Less: goodwill and intangible assets, net (125.3) Add: deferred tax liability related to goodwill 7.0 Tangible common equity (non-GAAP) $ 554.8 Tangible common book value per share calculations: Tangible common equity (non-GAAP) $ 554.8 Divided by: ending shares outstanding 30,759,595 Tangible common book value per share (non-GAAP) $ 18.04